Commitments and Contingencies	12 Months Ended
Jan. 31, 2020
Nature of Operations and Going Concern
20. Commitments and Contingencies

(a)

In September 2019, the Company was served with a claim from Green Stream Botanicals Corp. (“GSB”) for a finder’s fee in the amount of $600,000 in relation to the non-brokered private placements totaling $15 million (Note 12(e)). The Company believes no service was performed by GSB and intends to vigorously defend these claims. The Company has not accrued this amount as of January 31, 2020 as management is not able to assess the likelihood of payment.

(b)

In November 2019, the Company’s former Chief Executive Officer filed an originating application with the Superior Court in the province of Quebec for damages stemming from a termination of employment. The former Chief Executive Officer is seeking payment of amounts totaling approximately $1 million, exercisability of his stock options until the original expiry dates, issuance of six (6) million stock options and an order that the Company not issue further common shares. The Company believes the claim is unfounded and intends to vigorously defend these claims. The Company has not accrued any amounts as of January 31, 2020 as management is not able to assess the likelihood of payment.

(c)

In January 2020, an injunction was filed against the Company in the Superior Court of Quebec by Bio V Pharma Inc. (“BioV”) seeking provisional orders in respect of the premises sub-leased at 285 Kesmark Street (Note 9) and damages of approximately $395,000, which the Company intends on defending. The Company and BioV have, without prejudice or admission, settled the provisional injunction portion of the application while reserving their respective rights on interlocutory injunction and on the merits of the application. The Company has not accrued this amount as of January 31, 2020 as management is not able to assess the likelihood of payment.